SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-HUSSMANN INTL INC

                    GABELLI FOUNDATION
                                 6/13/00           20,000-           29.0000
                    MJG ASSOCIATES, INC.
                                 6/13/00            3,000-           29.0000
                    GABELLI SECURITIES INC.
                                 6/13/00           20,000-           29.0000
                    GABELLI INTERNATIONAL II LTD
                                 6/13/00           20,000-           29.0000
                                 5/12/00           20,000            28.5625
                    GABELLI INTERNATIONAL LTD
                                 6/13/00           20,000-           29.0000
                    GABELLI ASSET MANAGEMENT INC.
                                 6/13/00           60,000-           29.0000
                    GAMCO INVESTORS, INC.
                                 6/13/00          525,000-           29.0000
                                 6/06/00           15,000            28.8125
                                 6/02/00           10,000            28.8125
                                 6/01/00           59,900            28.8125
                                 5/22/00            3,000-           28.6250
                                 5/22/00            3,000            28.6250
                    GABELLI ASSOCIATES LTD
                                 6/13/00          280,900-           29.0000
                    GABELLI FUND, LDC
                                 6/13/00            1,000-           29.0000
                    GABELLI ASSOCIATES FUND
                                 6/14/00           13,000            28.8750
                                 6/13/00          243,900-           29.0000
                    GABELLI GROUP CAPITAL PARTNERS
                                 6/13/00           20,000-           29.0000
                    GABELLI & CO PROFIT SHARING PLAN

                                 6/13/00           40,000-           29.0000
          GABELLI FUNDS, LLC.
                         GABELLI MATHERS FUND
                                 6/13/00          175,000-           29.0000
                         GABELLI VALUE FUND
                                 6/05/00           50,000            28.8733
                         GABELLI SMALL CAP GROWTH FUND
                                 6/13/00          170,000-           29.0000
                                 6/02/00           25,000            28.8625
                         GABELLI EQUITY TRUST
                                 6/13/00          379,000-           29.0000
                         GABELLI CONVERTIBLE SECURITIES FUND

                                 6/13/00          150,000-           29.0000






                                            SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-HUSSMANN INTL INC

                         GABELLI ASSET FUND
                                 6/13/00          700,000-           29.0000
                         GABELLI CAPITAL ASSET FUND
                                 6/13/00          100,000-           29.0000
                         GABELLI ABC FUND
                                 6/13/00          225,000-           29.0000
                                 6/02/00           25,000            28.8625


















             (1) THE TRANSACTIONS ON 6/13/00 WERE IN CONNECTION WITH THE TENDER
                 OFFER DESCRIBED IN ITEM 5(A) OF THIS AMENDMENT TO SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NYSE.

             (2) PRICE EXCLUDES COMMISSION.